United States Securities And Exchange Commission
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 29, 2007
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1 AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT/ JAMES A. MACLENNAN
EX-10.2 AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT/ DANIEL E. ELLIS
EX-10.3 AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT/ MARK D. LINCH
EX-10.4 EXECUTIVE EMPLOYMENT AGREEMENT / DONNA COHEN

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 29, 2007, Lodgian, Inc. (the “Company”) entered into Amended and Restated Employment Agreements with James MacLennan, Executive Vice President and Chief Financial Officer; Daniel Ellis, Senior Vice President, General Counsel and Secretary; and Mark Linch, Senior Vice President of Capital Investment. Each of these executive officers was previously a party to an employment agreement with the Company. The Amended and Restated Employment Agreements replace the previous employment agreements between each of these officers and the Company.
Also, on March 29, 2007, the Company entered into an employment agreement with Donna Cohen, Vice President and Corporate Controller. Ms. Cohen was not previously a party to an employment agreement with the Company. The Amended and Restated Agreements with Messrs. MacLennan, Ellis and Linch, as well as the employment agreement with Ms. Cohen are collectively referred to herein as the “Employment Agreements”.
The Employment Agreements each provide for a minimum annual base salary, a specified severance benefit in the event an Employment Agreement is terminated due to death, disability, termination without cause or a resignation for good reason (as defined in each of the Employment Agreements). The Employment Agreements also provide for an enhanced severance benefit if a termination occurs within 60 days before or one year after a change in control of the Company. The Employment Agreements further provide for the payment of completion bonuses in the event of a change in control of the Company prior to December 31, 2008. The completion bonuses are payable with a combination of cash and Lodgian common stock.
The following chart summarizes amounts that would be payable under various circumstances to each executive:

Termination within
	Termination	60 days before or
	unrelated to a	365 days after a
Executive	Change in Control	Change in Control	Completion Bonus
James MacLennan, EVP and Chief Financial Officer	Annual base salary plus $150,006	2 times annual base salary plus $300,012	Annual base salary plus $150,006 plus 55,000 shares of the Company’s common stock
Daniel Ellis, SVP, General Counsel and Secretary	Annual base salary plus $150,006	2 times annual base salary plus $300,012	Annual base salary plus $150,006 plus 43,500 shares of the Company’s common stock
Mark Linch, SVP of Capital Investment	50% of annual base salary plus $37,501.50	Annual base salary plus $75,003	25% of annual base salary, plus $18,750.75 plus 17,000 shares of the Company’s common stock
Donna Cohen, VP and Corporate Controller	50% of annual base salary plus $25,001	Annual base salary plus $50,002	25% of annual base salary plus $12,500.50 plus 22,000 shares of the Company’s common stock

In addition to the applicable severance benefits described herein, in the event an Employment Agreement is terminated due to death, disability, without cause or due to resignation for good reason, the Company is obligated to reimburse COBRA premiums to the executive for varying periods depending on the executive and upon whether the termination is in connection with a change in control of the Company. Any unvested restricted stock or option award held by the executive would also accelerate and become immediately exercisable.

Each of the Employment Agreements contains restrictive covenants prohibiting the executive from inappropriately using any of the Company’s trade secrets or confidential information, soliciting existing or prospective customers, recruiting Lodgian employees or disclosing customer or prospective customer information for a period of two years (except with respect to disclosure of trade secrets, which is prohibited as long as the information constitutes a trade secret under applicable law).
For Mr. MacLennan and Mr. Ellis, any completion bonus payments and/or severance benefits paid in connection with a change in control of the Company shall be grossed up, if necessary, such that the executives will be compensated for any excise tax owed on the amounts pursuant to Internal Revenue Code Section 4999.
Additionally, on March 29, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) adopted, by unanimous written consent, revisions to the compensation provisions regarding a change in control of the Company that are contained in the employment agreement of Edward J. Rohling, President and Chief Executive Officer. The Compensation Committee approved and authorized an amendment to Mr. Rohling’s employment agreement, or the execution of a new employment agreement with Mr. Rohling, which provides the following:
•	should Mr. Rohling resign his employment within 60 days after a change in control of the Company that occurs on or before July 31, 2008, Mr. Rohling would receive (1) 1.5 times the sum of (a) his current base salary at the time of the change of control and (b) $330,000 (which represents the $220,000 minimum annual cash bonus for 2006-2008 provided under Mr. Rohling’s employment agreement with the Company plus the $110,000 discretionary cash bonus awarded to Mr. Rohling by the Compensation Committee for 2006 performance) and (2) reimbursement of COBRA premiums for himself and his eligible dependents for up to 24 months;

•	should Mr. Rohling’s employment be terminated without cause within the later of (1) one year after a change in control of the Company or (2) December 31, 2008 (the expiration date of Mr. Rohling’s employment agreement), Mr. Rohling would receive (a) 2.5 times the sum of (i) his current base salary at the time of the change of control and (ii) $330,000 and (b) reimbursement of COBRA premiums for himself and his eligible dependents for up to 24 months;

•	upon the consummation of a change in control transaction, Mr. Rohling would be awarded a completion bonus in the amount of 150,000 shares of stock of the Company; and

•	any completion bonus and/or severance benefits paid in connection with a change in control of the Company shall be grossed up, if necessary, such that Mr. Rohling would be compensated for any excise tax owed on the amounts pursuant to Internal Revenue Code Section 4999.
Each of the Employment Agreements is attached as an exhibit to this filing as follows:

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Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit Number

10.1	Amended Restated Employment Agreement with James MacLennan

10.2	Amended Restated Employment Agreement with Daniel Ellis

10.3	Amended Restated Employment Agreement with Mark Linch

10.4	Employment Agreement with Donna Cohen
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.

Dated: March 30, 2007
By:	/s/ Daniel E. Ellis

Daniel E. Ellis
Senior Vice President, General Counsel
and Secretary

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Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Executive Employment Agreement between Lodgian, Inc. and James A. MacLennan dated March 29, 2007

10.2	Amended and Restated Executive Employment Agreement between Lodgian, Inc. and Daniel E. Ellis dated March 29, 2007

10.3	Amended and Restated Executive Employment Agreement between Lodgian, Inc. and Mark D. Linch dated March 29, 2007

10.4	Executive Employment Agreement between Lodgian, Inc. and Donna Cohen dated March 29, 2007

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